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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                --------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               NRT INCORPORATED
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                          33-0769705
----------------------------------------                     -------------------
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification no.)

  6 Sylvan Way, Parsippany, New Jersey                                  07054
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

If this form relates to the registration  If this form relates to the registration
of a class of debt securities and is      of a class of securities and is to become
effective upon filing pursuant to         effective simultaneous with the
General Instruction A(c)(1) please        effectiveness of a concurrent registration
check the following box.  [ ]             statement under the Securities Act of 1933
                                          pursuant to General Instruction A(c)(2)
                                          check the following box.  [   ]

Securities Act registration statement file number to which this form relates:
333-72093

Securities to be registered pursuant to Section 12(b) of the Act:


          Title of Each Class            Name of Each Exchange on Which
          to be so Registered            Each Class is to be Registered
          -------------------            ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
                    ---------------------------------------
                                (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered

          For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the registrant's Registration Statement on Form S-1 (File No. 333-72093), filed pursuant to the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2.   Exhibits

          The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-72093), filed pursuant to the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.

Exhibit No.         Description of Exhibit
-----------         ----------------------

Exhibit 1           Form of Restated Certificate of Incorporation of the
                    Registrant.

Exhibit 2           Form of Amended and Restated By-laws of the Registrant.

Exhibit 3           Specimen of Common Stock Certificate.

Exhibit 4 Form of Amended and Restated Stockholders Agreement among the Registrant, Apollo Management, L.P., Cendant Corporation and the stockholders named therein.
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:    June 2, 1999

                                        NRT INCORPORATED



                                        By: /s/ Steven L. Barnett
                                           -------------------------------------
                                           Name:  Steven L. Barnett
                                           Title: Senior Vice President,
                                                  Secretary and General Counsel